UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported)    November 16, 2023

AVNET, INC.

(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $1.00 per share	AVT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of the shareholders at the Company’s 2023 Annual Meeting of Shareholders, the results of which are as follows:

1.	The shareholders elected the ten nominees to the Board of Directors, each to serve until the next annual meeting and until their successors have been elected and qualified. The voting results for each nominee were as follows:

				Broker
Director Nominees	For	Against	Abstain	Non-Votes
Rodney C. Adkins	75,213,133	5,712,001	85,725	3,829,029
Carlo Bozotti	80,550,664	373,810	86,385	3,829,029
Brenda L. Freeman	76,336,981	4,587,012	86,866	3,829,029
Philip R. Gallagher	80,599,582	330,072	81,205	3,829,029
Jo Ann Jenkins	79,835,034	1,086,705	89,120	3,829,029
Oleg Khaykin	80,592,623	324,534	93,702	3,829,029
James A. Lawrence	77,911,236	3,009,110	90,513	3,829,029
Ernest E. Maddock	79,992,697	925,889	92,273	3,829,029
Avid Modjtabai	79,003,271	1,919,829	87,759	3,829,029
Adalio T. Sanchez	73,997,254	6,923,498	90,107	3,829,029

2.	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved , having received the following votes:

			Broker
For	Against	Abstain	Non-Votes
78,879,972	1,748,424	382,463	3,829,029

3.	The shareholders approved, on an advisory basis, holding advisory votes every 1 YEAR on the compensation of the Company’s named executive officers (“say on pay”). The voting results were as follows:

				Broker
1 Year	2 Years	3 Years	Abstain	Non-Votes
74,491,014	26,608	6,446,148	47,089	3,829,029

Consistent with these voting results and with the recommendation of the Company’s Board of Directors, the Company will hold future say on pay votes on an annual basis until the next advisory vote on the frequency of say on pay votes, which is required to occur no later than the Company’s 2029 Annual Meeting of Shareholders.

4.	The shareholders ratified the appointment of KPMG LLP as the Company’s independent public accounting firm for the fiscal year ending June 29, 2024.

For	Against	Abstain
81,446,075	3,281,109	112,704

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2023	AVNET, INC.

	By:	/s/ Kenneth A. Jacobson
Name: Kenneth A. Jacobson
Title: Chief Financial Officer